SELIGMAN
--------------------------------------------------------------------------------
                                                                        FRONTIER
                                                                      FUND, INC.


                                 MID-YEAR REPORT
                                 APRIL 30, 2002

                               -------------------

                                 SEEKING GROWTH
                                IN CAPITAL VALUE
                                     THROUGH
                                 INVESTMENTS IN
                                  SMALL-COMPANY
                                  GROWTH STOCKS


                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[PHOTO]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

....VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


TABLE OF CONTENTS

To the Shareholders ..................................   1
Interview With Your Portfolio Manager ................   2
Performance Overview .................................   4
Portfolio Overview ...................................   6
Portfolio of Investments .............................   8
Statement of Assets and Liabilities ..................  10
Statement of Operations ..............................  11
Statements of Changes in Net Assets ..................  12
Notes to Financial Statements ........................  13
Financial Highlights .................................  16
Board of Directors ...................................  18
Executive Officers AND For More Information ..........  19
Glossary of Financial Terms ..........................  20

TO THE SHAREHOLDERS

The six months ended April 30, 2002, were generally challenging for the US stock market, with the broad market (as measured by the S&P 500) moving within a relatively narrow trading range for the period. Within the US stock market, however, there were areas of significant outperformance and underperformance. Small-cap stocks outperformed during this time, as investors hunted for stocks that may have been previously overlooked. Value stocks also outperformed growth stocks. Technology stocks seemed to be recovering at the beginning of the period, but toward the end of the period headed lower and delivered flat returns for the six months. Within this market environment, Seligman Frontier Fund benefited from its focus on small-cap stocks and delivered a total return of 11.36% based on the net asset value of Class A shares for the six months. This return outperformed both the Fund's benchmark, the Russell 2000 Growth Index, which delivered a total return of 10.40%, and the Fund's peers, as measured by the Lipper Small Cap Growth Funds Average, which delivered a total return of 8.16%.

During this six-month period, the US economy began to recover from the contraction it experienced in the middle of 2001 and from the shock of the September terrorist attacks. The US Federal Reserve Board had aggressively lowered the federal funds rate throughout 2001, and the economy is now beginning to respond to this monetary stimulus. While the economy has been showing signs of a rebound, inflation remains subdued, and the Fed is thus likely to wait until the economic recovery seems secure before it reverses any of last year's interest rate cuts.

Throughout the economic contraction, consumer spending remained surprisingly strong, boosted by a strong housing market, low interest rates, and attractive incentives from retailers. However, businesses had little pricing power and were, in many cases, carrying large inventories. Corporate profits thus fell significantly, and businesses reduced capital expenditures and trimmed their workforces. With consumer spending already at high levels, businesses must resume investment in capital equipment and personnel for the recovery to continue. Corporate profits have recently begun to move higher, which should induce companies to increase their expense budgets.

Our outlook for the economy is generally positive. We believe we are in the early stages of a long, but perhaps slow, recovery. As always, there are uncertainties on the horizon. The war on terrorism, the possibility of rising oil prices, and the possible failure of businesses to resume spending at this stage in the recovery are all causes for concern. However, there are also many positive factors at work: inflation remains subdued, interest rates remain low, worker productivity is increasing, inventories are beginning to be drawn down, and corporate profits have, at long last, returned. We believe these factors bode well for continued economic recovery and, within such an environment, stocks should begin to deliver more attractive total returns. Small-cap stocks in particular should continue to deliver strong performance, as these stocks have historically done well as the economy emerges from a slowdown.

We appreciate your continued support of Seligman Frontier Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager regarding the Fund's performance, as well as the Fund's investment results and financial statements, including a portfolio of investments, follows this letter.

By order of the Board of Directors,


/s/ William C. Morris

William C. Morris
Chairman

                                /s/ Brian T. Zino

                                Brian T. Zino
                                President

June 3, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
RICK RUVKUN

Q: HOW DID SELIGMAN FRONTIER FUND PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 2002?

A: Seligman Frontier Fund returned 11.36% for the six months ended April 30, 2002, based on the net asset value of Class A shares. The Fund outperformed both the Russell 2000 Growth Index and the Lipper Small Cap Growth Funds Average, which returned 10.40% and 8.16%, respectively, during the same period.

Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN FRONTIER FUND DURING THIS SIX-MONTH PERIOD?

A: The US economy had been slowing throughout 2001. Following the terrorist attacks on America in September 2001, the economy stalled and posted a negative rate of growth in the third quarter of 2001. However, consumer spending rebounded quickly, largely because of low interest rates and a relatively favorable employment environment.

     In the fourth quarter of 2001, the economy posted a positive annualized rate of growth of 1.7%, and in the first quarter of 2002, it posted a significant jump to 5.6%. While this is encouraging, business investment remained sluggish throughout the period.

     During this time, investors were concerned about the rate of economic recovery, as well as the war on terrorism and the questions raised about public companies following the collapse of Enron. These factors all contributed to generally flat returns for the broad US market during this time. However, there were areas of strength.

     Small-cap stocks were the best performing stocks as investors sought out better values within the stock market. Stocks that had strong fundamentals and that appeared to have straightforward accounting practices were also favored by investors during this time. Areas of the market that delivered the worst performances were generally those that relied on large purchases by businesses and had negative cash flows.

Q:   WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS TIME?

A: The Fund increased its exposure to energy stocks over the six-month period. These stocks delivered strong performances, as they benefited from political uncertainty in the Middle East and optimism for increased energy demand as the US economy rebounds.

     The Fund maintained significant exposure to the health care sector, but this exposure was reduced somewhat during the six-month period. Health care is generally a defensive industry and, as the economy improves, we believe investors are likely to seek out opportunities for greater growth in more cyclical sectors.

     We reduced the Fund's exposure to stocks within the wireless industry. These stocks continued to deliver weak performances during the six-month period. Many of these stocks have been carrying a heavy debt load as subscriber growth has slowed tremendously. In addition, current wireless handset users are not upgrading their handsets, but instead seem to be waiting for the next generation of handsets to be released.

     The Fund increased its weighting in technology stocks during this time, but investments in this area have been concentrated in select subsectors of technology. The Fund has focused on software and services, and has continued to move away from telecommunications.


--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Frontier Fund is managed by the Seligman Small Company Growth Team, led by Rick Ruvkun. He is assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying small companies in specific industry groups that offer the greatest potential for growth. Team members include Michael Alpert, Patricia Chou, Mary Dugan, and Stephan Yost.
--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
RICK RUVKUN

Q:   WHAT IS YOUR OUTLOOK FOR THE SMALL-CAP GROWTH SECTOR?

A: We are confident that the US economy will continue to recover. The US Federal Reserve Board cut its key federal funds target rate 11 times in 2001 for a total of 475 basis points, and the effects of this increased monetary stimulus are now beginning to be felt. While recovery may be slow, we have positioned the Fund to benefit from an eventual economic rebound.

     We believe that small-cap stocks, which have recently delivered the strongest performances, should continue to outperform large-cap issues in the near term. In our view, relative valuations remain attractive, and smaller issues have historically shown greater strength as the economy emerges from recession.

PERFORMANCE OVERVIEW (UNAUDITED)

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 2002

                                                                                     AVERAGE ANNUAL
                                                         -------------------------------------------------------------
                                   CLASS I                                            CLASS B    CLASS C      CLASS D
                                    SINCE                                              SINCE      SINCE        SINCE
                                  INCEPTION     SIX        ONE      FIVE      10     INCEPTION  INCEPTION    INCEPTION
                                  11/30/01*   MONTHS*     YEAR      YEARS    YEARS    4/22/96    5/27/99      5/3/93
                                  ---------   -------    ------    ------   ------   ---------  ---------    ---------
CLASS A**
With Sales Charge                    n/a        6.08%    (4.20)%    1.19%     9.08%     n/a         n/a         n/a
Without Sales Charge                 n/a       11.36      0.59      2.17      9.60      n/a         n/a         n/a
CLASS B**
With CDSC+                           n/a        5.86     (5.27)     1.06      n/a       n/a         n/a         n/a
Without CDSC                         n/a       10.86     (0.28)     1.39      n/a      (0.43)%      n/a         n/a
CLASS C**
With Sales Charge and CDSC++         n/a        8.85     (2.19)     n/a       n/a       n/a       (1.04)%       n/a
Without Sales Charge and CDSC        n/a       10.97     (0.19)     n/a       n/a       n/a       (0.71)        n/a
CLASS D**
With 1% CDSC                         n/a        9.97     (1.18)     n/a       n/a       n/a         n/a         n/a
Without CDSC                         n/a       10.97     (0.19)     1.37      n/a       n/a         n/a        8.01%
CLASS I**                           4.67%       n/a       n/a       n/a       n/a       n/a         n/a         n/a
LIPPER SMALL CAP GROWTH
  FUNDS AVERAGE***                  0.51        8.16     (7.70)    12.18     13.26      8.17+++    6.96       13.42++++
RUSSELL 2000 GROWTH INDEX***        1.89       10.40     (8.52)     4.55      7.09      1.77      (2.92)       7.23(o)

NET ASSET VALUE

                 APRIL 30, 2002        OCTOBER 31, 2001         APRIL 30, 2001
                 --------------        ----------------         --------------
CLASS A              $11.86                 $10.65                  $11.79
CLASS B               10.72                   9.67                   10.75
CLASS C               10.72                   9.66                   10.74
CLASS D               10.72                   9.66                   10.74
CLASS I               11.87                   n/a                     n/a

CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED APRIL 30, 2002

REALIZED             $0.123
UNREALIZED            1.199(oo)

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS. Current performance may be lower than the performance quoted above.

----------
*    Returns for periods of less than one year are not annualized.

** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. No adjustment was made to the performance of Class A shares for periods prior to June 1, 1992, the effective date for the annual Administration, Shareholder Services and Distribution (12b-1) Plan (the "Plan") to reflect the fee of up to 0.25% of average daily net assets payable under the Plan. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.

*** The Lipper Small Cap Growth Funds Average (Lipper Average) is an average of all funds that invest primarily in companies with market capitalizations of less than $2 billion at the time of purchase. The Russell 2000 Growth Index (Russell Index) consists of small-company growth stocks. The Lipper Average and the Russell Index are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effects of sales charges and taxes and the Russell Index excludes the effects of fees, sales charges and taxes. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.

+ The CDSC is 5% for periods of one year or less and 2% for the five-year period.

++   The CDSC is 1% for periods of 18 months or less.

+++  From April 25, 1996.

++++ From May 6, 1993.

(o)  From April 30, 1993.

(oo) Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 2002.

PERFORMANCE OVERVIEW (UNAUDITED)

GROWTH OF AN ASSUMED $10,000 INVESTMENT

CLASS A SHARES
APRIL 30, 1992 TO APRIL 30, 2002
                                                                         $23,841
                                                   Total Value at April 30, 2002
$9,529*
Initial Amount Invested


$9,529*  $10,870  $13,993  $17,070  $22,634  $21,410
-------  -------  -------  -------  -------  -------
4/30/92  4/30/93  4/30/94  4/30/95  4/30/96  4/30/97


$31,054  $23,145  $30,945  $23,701  $23,841
-------  -------  -------  -------  -------
4/30/98  4/30/99  4/30/00  4/30/01  4/30/02


CLASS B SHARES
APRIL 22, 1996+ TO APRIL 30, 2002
                                                                          $9,746
                                                   Total Value at April 30, 2002
$10,000
Initial Amount Invested

$10,000     $9,663      $13,097     $9,682      $12,877     $9,773      $9,746
-------     -------     -------     -------     -------     -------     -------
4/22/96     4/30/97     4/30/98     4/30/99     4/30/00     4/30/01     4/30/02



CLASS C SHARES
MAY 27, 1999+ TO APRIL 30, 2002
                                                                          $9,698
                                                   Total Value at April 30, 2002
$9,902*
Initial Amount Invested

$9,902*      $9,800     $12,500     $11,900     $9,800       $8,700     $9,698
-------     --------    -------     -------     -------     -------     -------
5/27/99     10/31/99    4/30/00     10/31/00    4/30/01     10/31/01    4/30/02



CLASS D SHARES
MAY 3, 1993+ TO APRIL 30, 2002
                                                                         $20,002
                                                   Total Value at April 30, 2002
$10,000
Initial Amount Invested

$10,000    $12,658    $14,135    $21,272    $18,684
-------    -------    -------    -------    -------
 5/3/93    4/30/94    4/30/95    4/30/96    4/30/97


$26,878    $22,184    $26,442    $20,711    $20,002
-------    -------    -------    -------    -------
4/30/98    4/30/99    4/30/00    4/30/01    4/30/02


CLASS I SHARES
NOVEMBER 30, 2001+ TO APRIL 30, 2002
                                                                         $10,467
                                                   Total Value at April 30, 2002
$10,000
Initial Amount Invested

$10,000      $10,520        $9,982       $9,797      $10,635      $10,467
--------     --------      --------     --------     --------     --------
11/30/01     12/31/01      1/31/02      2/28/02      3/31/02      4/30/02


     These charts reflect the growth of a hypothetical $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, Class D and Class I shares, assuming that all applicable sales charges are imposed and all distributions within the periods are reinvested in additional shares. These charts do not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable. The stocks of smaller companies may be subject to above-average price fluctuations. Past performance is not indicative of future investment results. An investment in the Fund is subject to certain risks, including the possible loss of principal. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

----------
* Net of the 4.75% or 1% maximum initial sales charge for Class A and Class C shares, respectively.
+  Inception date.

PORTFOLIO OVERVIEW (UNAUDITED)

DIVERSIFICATION OF NET ASSETS
APRIL 30, 2002

                                                                                            PERCENT OF NET ASSETS
                                                                                           -----------------------
                                                                                           APRIL 30,   OCTOBER 31,
                                              ISSUES       COST             VALUE            2002         2001
                                              ------    ------------     ------------      ---------   -----------
COMMON STOCKS:
   Automobiles and Components ..............     2       $ 1,280,189      $ 1,289,664          0.8           --
   Capital Goods ...........................     4         4,362,372        4,535,066          2.7          1.6
   Chemicals ...............................     1         1,960,927        2,276,175          1.3          1.2
   Communications Equipment ................     5         4,811,121        4,263,924          2.5          1.3
   Consumer Staples ........................     3         4,940,676        5,199,734          3.1          2.1
   Data Processing Services ................     1           981,430        1,244,089          0.7          0.5
   Diversified Commercial Services .........     9        11,348,442       15,327,260          9.0          9.4
   Employment Services .....................     3         2,947,692        3,505,775          2.1          0.7
   Energy ..................................     8        15,232,385       21,464,349         12.7          6.3
   Environmental Services ..................     1         2,458,631        3,313,374          2.0          3.6
   Financials ..............................    10         9,239,027       11,654,575          6.9          5.5
   Health Care Equipment and Supplies ......     2         1,836,343        1,503,744          0.9          0.3
   Health Care Providers and Services ......     9        11,512,761       13,832,842          8.1         13.1
   Hotels, Restaurants and Leisure .........     5         5,735,593        7,180,301          4.2          3.3
   Media ...................................     3         3,309,091        3,787,938          2.2          1.7
   Office Electronics ......................     1           870,246          861,536          0.5           --
   Pharmaceuticals and Biotechnology .......    21        18,030,116       15,521,135          9.1         10.7
   Retailing ...............................    12         9,133,837       11,207,234          6.6          6.5
   Semiconductor Equipment and Products ....    10        10,025,649        9,881,919          5.8          4.7
   Software and Services ...................    13        18,613,135       18,106,427         10.7          7.5
   Telecommunication Services ..............     1         1,369,416        1,601,314          0.9          5.8
   Transportation ..........................     2         1,817,273        2,249,469          1.3          2.9
   Miscellaneous ...........................    --                --               --           --          0.8
                                               ---      ------------     ------------        -----        -----
                                               126       141,816,352      159,807,844         94.1         89.5
SHORT-TERM HOLDING AND
  OTHER ASSETS LESS LIABILITIES ............     1        10,043,888       10,043,888          5.9         10.5
                                               ---      ------------     ------------        -----        -----
NET ASSETS .................................   127      $151,860,240     $169,851,732        100.0        100.0
                                               ===      ============     ============        =====        =====


LARGEST INDUSTRIES
APRIL 30, 2002

[BAR CHART]

                                        SOFTWARE     PHARMACEU-    DIVERSIFIED    HEALTH CARE
                                          AND        TICALS AND    COMMERCIAL      PROVIDERS
                           ENERGY       SERVICES   BIOTECHNOLOGY    SERVICES     AND SERVICES
                         -----------  -----------  -------------  ------------   ------------
                         $21,464,349  $18,106,427   $15,521,135   $15,327,260    $13,832,842
Percent of Net Assets       12.7%         10.7%          9.1%          9.0%           8.1%

PORTFOLIO OVERVIEW (UNAUDITED)

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                       TEN LARGEST SALES
---------------------                       -----------------
Patterson-UTI Energy*                       Waste Connections
Smith International                         Province Healthcare**
J.D. Edwards*                               Atlantic Coast Airlines Holdings**
Documentum*                                 Brinker International**
Adaptec*                                    Trigon Healthcare**
Medarex                                     Intermune**
RARE Hospitality International*             Career Education
Microtune*                                  Universal Health Services (Class B)
Christopher & Banks*                        Fisher Scientific International**
FEI*                                        Manor Care**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

----------
 *  Position added during the period.
**  Position eliminated during the period.




LARGEST PORTFOLIO HOLDINGS
APRIL 30, 2002

SECURITY                            VALUE         SECURITY                            VALUE
--------                         ----------       --------                         ----------
XTO Energy ....................  $4,877,640       Career Education ..............  $3,267,865
Pioneer Natural Resources .....   4,227,038       Iron Mountain .................   3,226,300
THQ ...........................   3,926,493       Smith International ...........   3,152,250
Activision ....................   3,594,445       Spinnaker Exploration .........   3,044,492
Waste Connections .............   3,313,374       American Capital Strategies ...   3,006,759

PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 2002

                                       SHARES         VALUE
                                      -------      -----------
COMMON STOCKS  94.1%
AUTOMOBILES AND
   COMPONENTS  0.8%
American Axle & Manufacturing
   Holdings*                           26,100      $   861,300
Tower Automotive*                      29,200          428,364
                                                   -----------
                                                     1,289,664
                                                   -----------
CAPITAL GOODS  2.7%
Aeroflex*                             103,400        1,446,566
DRS Technologies*                      31,300        1,447,625
EDO                                    21,200          656,140
Pemstar*                              138,500          984,735
                                                   -----------
                                                     4,535,066
                                                   -----------
CHEMICALS  1.3%
OM Group                               34,100        2,276,175
                                                   -----------
COMMUNICATIONS
   EQUIPMENT  2.5%
Adaptec*                               94,100        1,385,152
Avocent*                               15,800          395,316
Harmonic*                              69,000          556,830
Microtune*                             96,900        1,080,920
Powerwave Technologies*                70,800          845,706
                                                   -----------
                                                     4,263,924
                                                   -----------
CONSUMER STAPLES  3.1%
Duane Reade*                           71,900        2,282,825
Oakley*                               123,800        2,466,096
Performance Food Group*                12,500          450,813
                                                   -----------
                                                     5,199,734
                                                   -----------
DATA PROCESSING
   SERVICES  0.7%
Acxiom*                                74,900        1,244,089
                                                   -----------
DIVERSIFIED COMMERCIAL
   SERVICES  9.0%
Advent Software*                       16,200          799,875
Career Education*                      72,700        3,267,865
Corinthian Colleges*                   42,600        2,509,992
Corporate Executive Board (The)*       57,800        2,197,556
CoStar Group*                          39,470          923,795
DeVry*                                 21,400          566,886
Education Management*                  22,200          957,153
InterCept*                             28,900          877,838
Iron Mountain*                        104,750        3,226,300
                                                   -----------
                                                    15,327,260
                                                   -----------
EMPLOYMENT SERVICES  2.1%
Medical Staffing Network
   Holdings*                           26,400          639,936
Resources Connection*                  65,600        1,734,464
Watson Wyatt Holdings*                 43,100        1,131,375
                                                   -----------
                                                     3,505,775
                                                   -----------
ENERGY  12.7%
Chesapeake Energy                     179,050        1,530,878
National-Oilwell*                      59,000        1,567,630
Patterson-UTI Energy*                  93,600        2,993,796
Pioneer Natural Resources*            176,200        4,227,038
Premcor*                                2,500           70,625


                                       SHARES         VALUE
                                      -------      -----------
ENERGY (CONTINUED)
Smith International*                   45,000      $ 3,152,250
Spinnaker Exploration*                 71,050        3,044,492
XTO Energy                            239,100        4,877,640
                                                   -----------
                                                    21,464,349
                                                   -----------
ENVIRONMENTAL SERVICES  2.0%
Waste Connections*                     93,850        3,313,374
                                                   -----------

FINANCIALS  6.9%
Affiliated Managers Group*             24,400        1,551,840
American Capital Strategies            93,800        3,006,759
Arch Capital Group*                    30,100          882,081
Brown & Brown                          30,900        1,025,880
Commerce Bancorp                       13,549          669,185
East West Bancorp                      29,800        1,066,691
Gallagher (Arthur J.)                  23,600          851,960
LaBranche*                             11,600          317,840
New York Community Bancorp             29,600          878,084
UCBH Holdings                          35,800        1,404,255
                                                   -----------
                                                    11,654,575
                                                   -----------
HEALTH CARE EQUIPMENT
   AND SUPPLIES  0.9%
Noven Pharmaceuticals*                 38,400          771,264
Thoratec*                              89,600          732,480
                                                   -----------
                                                     1,503,744
                                                   -----------
HEALTH CARE PROVIDERS
   AND SERVICES  8.1%
Alliance Imaging*                     132,900        1,739,661
Apria Healthcare Group*                72,090        1,873,619
Community Health Care*                 95,300        2,765,606
Health Net*                            29,500          874,675
LifePoint Hospitals*                   12,800          537,344
Priority Healthcare (Class B)*         69,200        2,044,514
Henry Schein*                          35,900        1,707,584
United Surgical Partners
   International*                      24,900          721,104
Universal Health Services
   (Class B)*                          33,700        1,568,735
                                                   -----------
                                                    13,832,842
                                                   -----------
HOTELS, RESTAURANTS
   AND LEISURE  4.2%
Alliance Gaming*                       51,600          771,162
Ameristar Casinos*                     36,700        1,143,939
Cheesecake Factory (The)*              26,700        1,111,120
RARE Hospitality International*        53,000        1,484,530
Station Casinos*                      144,300        2,669,550
                                                   -----------
                                                     7,180,301
                                                   -----------
MEDIA  2.2%
Cox Radio (Class A)                    87,600        2,508,864
Radio One (Class A)*                   37,600          842,616
Radio One (Class D)*                   20,400          436,458
                                                   -----------
                                                     3,787,938
                                                   -----------
OFFICE ELECTRONICS  0.5%
Zebra Technologies*                    15,200          861,536
                                                   -----------

----------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 2002

                                       SHARES         VALUE
                                      -------      -----------
PHARMACEUTICALS AND
   BIOTECHNOLOGY  9.1%
Alexion Pharmaceuticals*               46,200      $   842,226
ArQule*                                52,200          495,378
Cell Genesys*                          42,000          597,240
Charles River Laboratories
   International*                      40,000        1,198,000
CuraGen*                               46,100          398,074
CV Therapeutics*                       15,500          448,338
Emisphere Technologies*                32,800          503,316
Endo Pharmaceuticals Holdings*        113,600        1,310,376
Enzon*                                 22,400          835,744
First Horizon Pharmaceutical*          17,500          455,787
Genomic Solutions*                     48,300           48,300
Isis Pharmaceuticals*                  42,400          524,912
Medarex*                              103,800        1,055,646
Medicis Pharmaceutical (Class A)*      31,900        1,708,245
OSI Pharmaceuticals*                   16,100          514,637
PRAECIS PHARMACEUTICALS*              118,000          421,850
SangStat Medical*                      45,400        1,055,550
Serologicals*                          34,900          717,195
SICOR*                                 73,230        1,297,636
Transkaryotic Therapies*               18,400          733,240
Vical*                                 38,300          359,445
                                                   -----------
                                                    15,521,135
                                                   -----------
RETAILING  6.6%
Big Lots                               57,200          884,312
Charming Shoppes*                      96,400          830,968
Christopher & Banks*                   42,500        1,582,487
Copart*                                84,950        1,304,832
Finish Line (The)*                     18,600          378,324
Foot Locker*                           84,000        1,323,000
Fred's                                  2,000           77,830
Hollywood Entertainment*               42,700          880,901
Hughes Supply                          22,500          938,700
J. Jill Group (The)*                    6,700          211,854
MSC Industrial Direct*                 85,200        1,810,500
Wet Seal (The) (Class A)*              27,600          983,526
                                                   -----------
                                                    11,207,234
                                                   -----------
SEMICONDUCTOR EQUIPMENT
   AND PRODUCTS  5.8%
Amkor Technology*                      80,300        1,614,833
ANADIGICS*                             71,300          722,626
ATMI*                                  19,700          601,638
Cirrus Logic*                          70,800          860,220
Cognex*                                41,100        1,012,909
Credence Systems*                      65,800        1,331,463
Exar*                                  52,500        1,047,113
FEI*                                   43,700        1,154,554
MKS Instruments*                       21,200          717,938
Silicon Image*                         84,700          818,625
                                                   -----------
                                                     9,881,919
                                                   -----------


                                     SHARES OR
                                     PRIN. AMT.       VALUE
                                     ----------    -----------
SOFTWARE AND
   SERVICES  10.7%
Activision*                           114,200 shs. $ 3,594,445
Actuate*                              100,700          568,451
Agile Software*                        75,000          689,625
CACI International*                    28,100          847,918
Documentum*                            68,000        1,324,300
J.D. Edwards*                         108,100        1,205,315
Henry (Jack) & Associates              70,700        1,651,198
Informatica*                           85,500          680,152
Legato Systems*                        73,500          503,842
Manugistics Group*                     72,100        1,138,820
NetIQ*                                 52,900        1,186,282
Peregrine Systems                     115,100          789,586
THQ*                                  111,675        3,926,493
                                                   -----------
                                                    18,106,427
                                                   -----------
TELECOMMUNICATION
   SERVICES  0.9%
West*                                  57,200        1,601,314
                                                   -----------

TRANSPORTATION  1.3%
JetBlue Airways*                       20,050        1,008,415
SkyWest*                               54,100        1,241,054
                                                   -----------
                                                     2,249,469
                                                   -----------
TOTAL COMMON STOCKS
  (Cost $141,816,352)                              159,807,844

REPURCHASE
   AGREEMENT  5.5%
   (Cost $9,300,000)
State Street Bank & Trust
   1.77%, dated 4/30/2002,
   maturing 5/1/2002,
   collateralized by
   $9,560,000 US Treasury
   Notes 6.625%, 4/30/2004,
   with a fair market value
   of $9,583,900                   $9,300,000        9,300,000
                                                  ------------
TOTAL INVESTMENTS  99.6%
   (Cost $151,116,352)                             169,107,844

OTHER ASSETS
   LESS LIABILITIES  0.4%                              743,888
                                                  ------------
NET ASSETS   100.0%                               $169,851,732
                                                  ============

----------
*  Non-income producing security.
See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)
APRIL 30, 2002

ASSETS:
Investments, at value:
  Common stocks (cost $141,816,352) ...................   $159,807,844
  Repurchase agreement (cost $9,300,000) ..............      9,300,000
                                                          ------------
                                                                            $169,107,844
Cash ..................................................................          169,917
Receivable for securities sold ........................................        2,106,978
Receivable for Capital Stock sold .....................................        1,178,831
Expenses prepaid to shareholder service agent .........................           64,002
Receivable for dividends and interest .................................           10,863
Other .................................................................           32,238
                                                                            ------------
TOTAL ASSETS ..........................................................      172,670,673
                                                                            ------------
LIABILITIES:
Payable for securities purchased ......................................        1,788,931
Payable for Capital Stock repurchased .................................          584,385
Payable to the Manager ................................................          134,018
Accrued expenses and other ............................................          311,607
                                                                            ------------
TOTAL LIABILITIES .....................................................        2,818,941
                                                                            ------------
NET ASSETS ............................................................     $169,851,732
                                                                            ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 par value;
  500,000,000 shares authorized;
  15,005,315 shares outstanding):
  Class A .............................................................     $    767,068
  Class B .............................................................          230,215
  Class C .............................................................           21,670
  Class D .............................................................          456,929
  Class I .............................................................           24,650
Additional paid-in capital ............................................      160,734,551
Accumulated net investment loss .......................................       (1,658,408)
Accumulated net realized loss .........................................       (8,716,435)
Net unrealized appreciation of investments ............................       17,991,492
                                                                            ------------
NET ASSETS ............................................................     $169,851,732
                                                                            ============
NET ASSETS:
CLASS A ($90,950,040 / 7,670,684) .....................................           $11.86
                                                                                  ======
CLASS B ($24,686,864 / 2,302,153) .....................................           $10.72
                                                                                  ======
CLASS C ($2,322,233 / 216,696) ........................................           $10.72
                                                                                  ======
CLASS D ($48,967,070 / 4,569,285) .....................................           $10.72
                                                                                  ======
CLASS I ($2,925,525 / 246,497) ........................................           $11.87
                                                                                  ======

----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 2002

INVESTMENT INCOME:
Dividends ....................................................   $ 177,818
Interest .....................................................     100,874
                                                                 ---------
TOTAL INVESTMENT INCOME ....................................................      $   278,692

EXPENSES:
Management fees ..............................................     825,501
Distribution and service fees ................................     499,867
Shareholder account services .................................     393,434
Shareholder reports and communications .......................      75,322
Registration .................................................      33,041
Custody and related services .................................      32,808
Auditing and legal fees ......................................      23,894
Directors' fees and expenses .................................       8,650
Miscellaneous ................................................       6,477
                                                                 ---------
TOTAL EXPENSES .............................................................        1,898,994
                                                                                  -----------
NET INVESTMENT LOSS ........................................................       (1,620,302)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments .............................   1,847,917
Net change in unrealized depreciation of investments .........  18,715,541
                                                                 ---------
NET GAIN ON INVESTMENTS ....................................................       20,563,458
                                                                                  -----------
INCREASE IN NET ASSETS FROM OPERATIONS .....................................      $18,943,156
                                                                                  ===========

----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                       SIX MONTHS ENDED        YEAR ENDED
                                                                        APRIL 30, 2002      OCTOBER 31, 2001
                                                                       ----------------     ----------------
OPERATIONS:
Net investment loss ..................................................   $ (1,620,302)        $ (2,879,506)
Net realized gain (loss) on investments ..............................      1,847,917           (9,761,992)
Net change in unrealized appreciation/depreciation of investments ....     18,715,541          (62,304,179)
                                                                         ------------         ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ....................     18,943,156          (74,945,677)
                                                                         ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized long-term gain on investments:
   Class A ...........................................................             --          (14,579,288)
   Class B ...........................................................             --           (3,921,630)
   Class C ...........................................................             --             (200,287)
   Class D ...........................................................             --           (8,998,406)
                                                                         ------------         ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ............................             --          (27,699,611)
                                                                         ------------         ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ....................................      6,066,730           17,680,725
Exchanged from associated Funds ......................................     21,964,806          169,679,792
Value of shares issued in payment of gain distributions ..............             --           25,007,145
                                                                         ------------         ------------
Total ................................................................     28,031,536          212,367,662
                                                                         ------------         ------------
Cost of shares repurchased ...........................................    (30,148,445)         (62,940,833)
Exchanged into associated Funds ......................................    (22,597,616)        (181,915,105)
                                                                         ------------         ------------
Total ................................................................    (52,746,061)        (244,855,938)
                                                                         ------------         ------------
DECREASE IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS .........................................    (24,714,525)         (32,488,276)
                                                                         ------------         ------------
DECREASE IN NET ASSETS ...............................................     (5,771,369)        (135,133,564)

NET ASSETS:
Beginning of period ..................................................    175,623,101          310,756,665
                                                                         ------------         ------------
END OF PERIOD (net of accumulated net investment
   loss of $1,658,408 and $38,106, respectively) .....................   $169,851,732         $175,623,101
                                                                         ============         ============

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. MULTIPLE CLASSES OF SHARES -- Seligman Frontier Fund, Inc. (the "Fund") offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective on November 30, 2001, and are offered to certain institutional clients. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

D. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman &Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

E. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. Effective November 30, 2001, shareholder account services and registration expenses are considered class-specific expenses. Prior to that date, distribution and service fees were the only class-specific expenses.

F. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended April 30, 2002, amounted to $83,465,300 and $101,417,051, respectively.

   At April 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $27,755,383 and $9,763,891, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- The Manager manages the

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund's average daily net assets and 0.85% per annum of the Fund's average daily net assets in excess of $750 million. The management fees reflected in the Statement of Operations represent 0.95% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $4,452 from sales of Class A shares. Commissions of $37,433 and $4,200 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended April 30, 2002, fees incurred under the Plan aggregated $113,033, or 0.24% per annum of average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to third parties (the "Purchasers"), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended April 30, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $126,032, $10,752, and $250,050, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended April 30, 2002, such charges amounted to $16,535.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the six months ended April 30, 2002, amounted to $2,407.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended April 30, 2002, Seligman Services, Inc. received commissions of $1,104 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $9,563, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $393,434 for shareholder account services in accordance with a methodology approved by the Fund's directors. Class I shares receive more limited shareholder services than the Fund's other classes of shares (the "Retail Classes"). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

   Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses and the accumulated balance thereof at April 30, 2002, of $33,326 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Seligman Group of Investment Companies. The directors have currently limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the six months ended April 30, 2002, the Fund did not borrow from the credit facility.

6. CAPITAL LOSS CARRYFORWARD AND OTHER TAX ADJUSTMENTS -- At October 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $5,336,630 which is available for offset against future taxable net capital gains, expiring in 2009. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, primarily due to the tax deferral of losses on wash sales in the amount of $5,227,722. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

7. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                                CLASS A                                               CLASS B
                         -----------------------------------------------------   -------------------------------------------------
                             SIX MONTHS ENDED              YEAR ENDED             SIX MONTHS ENDED              YEAR ENDED
                              APRIL 30, 2002            OCTOBER 31, 2001           APRIL 30, 2002            OCTOBER 31, 2001
                         -------------------------  --------------------------   ----------------------   ------------------------
                           SHARES        AMOUNT       SHARES         AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT
                         ----------   ------------  -----------   ------------   --------   -----------   ----------   -----------
Net proceeds from
  sales of shares           309,048    $ 3,545,400    1,058,196   $ 12,745,596     68,087     $ 708,211      126,185   $ 1,339,091
Exchanged from
  associated Funds        1,755,348     20,163,949   12,776,459    158,107,732     88,020       912,831      676,595     8,076,617
Shares issued in payment
  of gain distributions          --             --      987,391     13,280,406         --           --       282,200     3,471,059
                         ----------   ------------  -----------   ------------   --------   -----------   ----------   -----------
Total                     2,064,396     23,709,349   14,822,046    184,133,734    156,107     1,621,042    1,084,980    12,886,767
                         ----------   ------------  -----------   ------------   --------   -----------   ----------   -----------
Cost of shares
  repurchased            (1,765,484)   (20,422,182)  (3,056,801)   (35,855,780)  (276,551)   (2,878,674)    (573,323)   (6,210,000)
Exchanged into
  associated Funds       (1,734,791)   (19,892,422) (13,284,520)  (165,571,897)  (117,367)   (1,225,175)    (821,718)   (9,695,562)
Transferred to Class I     (218,831)    (2,372,131)          --             --         --            --           --            --
                         ----------   ------------  -----------   ------------   --------   -----------   ----------   -----------
Total                    (3,719,106)   (42,686,735) (16,341,321)  (201,427,677)  (393,918)   (4,103,849)  (1,395,041)  (15,905,562)
                         ----------   ------------  -----------   ------------   --------   -----------   ----------   -----------
Decrease                 (1,654,710)  $(18,977,386)  (1,519,275)  $(17,293,943)  (237,811)  $(2,482,807)    (310,061)  $(3,018,795)
                         ==========   ============  ===========   ============   ========   ===========   ==========   ===========

                                          CLASS C                                   CLASS D                          CLASS I
                         -------------------------------------  -----------------------------------------------  ------------------
                          SIX MONTHS ENDED      YEAR  ENDED       SIX MONTHS ENDED           YEAR ENDED          NOVEMBER 30, 2001*
                           APRIL 30, 2002    OCTOBER 31, 2001      APRIL 30, 2002         OCTOBER 31, 2001       TO APRIL 30, 2002
                         -----------------  ------------------  ---------------------  ------------------------  ------------------
                          SHARES   AMOUNT    SHARES    AMOUNT    SHARES      AMOUNT      SHARES       AMOUNT     SHARES    AMOUNT
                         -------  --------  -------  ---------  --------  -----------  ----------  ------------  ------- ----------
Net proceeds from
  sales of shares         41,716  $435,025  104,481 $1,173,506    97,609   $1,015,170     224,468  $  2,422,532   31,334 $  362,924
Exchanged from
  associated Funds        14,350   152,164   51,481    629,793    70,869      735,862     219,164     2,865,650       --         --
Transferred from Class A      --        --       --         --        --           --          --            --  218,831  2,372,131
Shares issued in payment
   of gain distributions      --        --   15,168    186,409        --           --     656,572     8,069,271
                         -------  --------  -------  ---------  --------  -----------  ----------  ------------  ------- ----------
Total                     56,066   587,189  171,130  1,989,708   168,478    1,751,032   1,100,204    13,357,453  250,165  2,735,055
                         -------  --------  -------  ---------  --------  -----------  ----------  ------------  ------- ----------
Cost of shares
  repurchased            (21,383) (226,049) (23,876)  (254,840) (631,165)  (6,578,244) (1,883,023)  (20,620,213)  (3,668)   (43,296)
Exchanged into
  associated Funds       (17,960) (184,472) (70,181)  (740,039) (124,230)  (1,295,547)   (544,079)   (5,907,607)                 --
                         -------  --------  -------  ---------  --------  -----------  ----------  ------------  ------- ----------
Total                    (39,343) (410,521) (94,057)  (994,879) (755,395)  (7,873,791) (2,427,102)  (26,527,820)  (3,668)   (43,296)
                         -------  --------  -------  ---------  --------  -----------  ----------  ------------  ------- ----------
Increase (decrease)       16,723  $176,668   77,073  $ 994,829  (586,917) $(6,122,759) (1,326,898) $(13,170,367) 246,497 $2,691,759
                         =======  ========  =======  =========  ========  ===========  ==========  ============  ======= ==========

----------
* Commencement of offering of shares.

FINANCIAL HIGHLIGHTS (UNAUDITED)

   The tables below are intended to help you understand each Class's financial performance for the past five years and seven months or from its inception if less than five years and seven months. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year. Effective for the period ended October 31, 1999, the Fund's Board of Directors approved the change of the Fund's fiscal year end to October 31 from September 30.

                                                                                      CLASS A
                                                  ------------------------------------------------------------------------------
                                                    SIX            YEAR ENDED                               YEAR ENDED
                                                  MONTHS           OCTOBER 31,         10/1/99             SEPTEMBER 30,
                                                   ENDED       ------------------        TO       ------------------------------
                                                  4/30/02       2001        2000      10/31/99     1999        1998        1997
                                                  -------      ------      ------     --------    ------      ------      ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........  $10.65       $15.88      $12.93      $13.23     $12.44      $17.55      $15.38
                                                  ------       ------      ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................   (0.09)       (0.11)      (0.23)      (0.02)     (0.15)      (0.16)      (0.16)
Net realized and unrealized
  gain (loss) on investments ...................    1.30        (3.73)       3.18       (0.28)      0.94       (3.32)       3.20
                                                  ------       ------      ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ...............    1.21        (3.84)       2.95       (0.30)      0.79       (3.48)       3.04
                                                  ------       ------      ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ...      --        (1.39)         --          --         --       (1.63)      (0.87)
                                                  ------       ------      ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS ............................      --        (1.39)         --          --         --       (1.63)      (0.87)
                                                  ------       ------      ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD .................  $11.86       $10.65      $15.88      $12.93     $13.23      $12.44      $17.55
                                                  ======       ======      ======      ======     ======      ======      ======
TOTAL RETURN:                                      11.36%      (26.02)%     22.82%      (2.27)%     6.35%     (21.32)%     21.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .......  $ 90,950     $99,320    $172,228    $197,424    $212,664   $379,945    $568,261
Ratio of expenses to average net assets ........    1.85%+       1.78%       1.62%       1.76%+     1.62%       1.47%       1.52%
Ratio of net loss to average net assets ........   (1.53)%+     (0.94)%     (1.37)%     (1.63)%+   (1.16)%     (1.05)%     (1.10)%
Portfolio turnover rate ........................   50.70%      124.76%     133.44%       5.19%     56.31%      83.90%      97.37%

                                                                                     CLASS B
                                                  ------------------------------------------------------------------------------
                                                    SIX           YEAR ENDED                               YEAR ENDED
                                                  MONTHS          OCTOBER 31,         10/1/99             SEPTEMBER 30,
                                                   ENDED      -------------------       TO        ------------------------------
                                                  4/30/02      2001        2000      10/31/99      1999       1998        1997
                                                  -------     -------      ------    --------     ------      ------      ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........  $ 9.67       $14.65      $12.03      $12.32     $11.66      $16.68      $14.78
                                                  ------       ------      ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................   (0.11)       (0.19)      (0.32)      (0.02)     (0.23)      (0.27)      (0.27)
Net realized and unrealized
  gain (loss) on investments ...................    1.16        (3.40)       2.94       (0.27)      0.89       (3.12)       3.04
                                                  ------      -------      ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ...............    1.05        (3.59)       2.62       (0.29)      0.66       (3.39)       2.77
                                                  ------      -------      ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ...      --        (1.39)         --          --         --       (1.63)      (0.87)
                                                  ------      -------      ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS ............................      --        (1.39)         --          --         --       (1.63)      (0.87)
                                                  ------      -------      ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD .................  $10.72       $ 9.67      $14.65      $12.03     $12.32      $11.66      $16.68
                                                  ======      =======      ======      ======     ======      ======      ======
TOTAL RETURN:                                      10.86%     (26.56)%      21.78%      (2.35)%     5.66%     (21.95)%     20.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .......  $24,687      $24,550     $41,755     $47,310    $49,080     $67,199     $69,869
Ratio of expenses to average net assets ........    2.61%+       2.54%       2.38%       2.52%+     2.38%       2.24%       2.30%
Ratio of net loss to average net assets ........   (2.29)%+     (1.70)%     (2.13)%     (2.39)%+   (1.92)%     (1.82)%     (1.88)%
Portfolio turnover rate ........................   50.70%      124.76%     133.44%       5.19%     56.31%      83.90%      97.37%

----------
See footnotes on page 17.

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                         CLASS C
                                                ---------------------------------------------------------
                                                  SIX             YEAR ENDED
                                                MONTHS            OCTOBER 31,         10/1/99     5/27/99*
                                                 ENDED        ------------------         TO          TO
                                                4/30/02        2001        2000      10/31/99     9/30/99
                                                -------       ------      ------     --------     -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .........................  $ 9.66       $14.65      $12.03       $12.32      $12.18
                                                 ------       ------      ------       ------      ------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment loss ...........................   (0.11)       (0.19)      (0.32)       (0.02)      (0.08)
Net realized and unrealized
  gain (loss) on investments ..................    1.17        (3.41)       2.94        (0.27)       0.22
                                                 ------       ------      ------       ------      ------
TOTAL FROM INVESTMENT OPERATIONS ..............    1.06        (3.60)       2.62        (0.29)       0.14
                                                 ------       ------      ------       ------      ------
LESS DISTRIBUTIONS:
Distributions from net
  realized capital gain .......................      --        (1.39)         --           --          --
                                                 ------       ------      ------       ------      ------
TOTAL DISTRIBUTIONS ...........................      --        (1.39)         --           --          --
                                                 ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD ................  $10.72       $ 9.66      $14.65       $12.03      $12.32
                                                 ======       ======      ======       ======      ======
TOTAL RETURN:                                     10.97%      (26.63)%     21.78%       (2.35)%      1.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..............................  $2,322       $1,932      $1,801         $420       $403
Ratio of expenses to average net assets .......    2.61%+       2.54%       2.38%        2.52%+      2.36%+
Ratio of net loss to average net assets .......   (2.29)%+     (1.70)%     (2.13)%      (2.39)%+    (1.84)%+
Portfolio turnover rate .......................   50.70%      124.76%     133.44%        5.19%      56.31%++

                                                                            CLASS D                                       CLASS I
                                           --------------------------------------------------------------------------    ---------
                                             SIX         YEAR ENDED                               YEAR ENDED
                                           MONTHS        OCTOBER 31,        10/1/99              SEPTEMBER 30,           11/30/01*
                                            ENDED     -----------------       TO         ----------------------------       TO
                                           4/30/02     2002       2000     10/31/99       1999       1998       1997      4/30/02
                                           ------     ------     ------    --------      ------     ------     ------    ---------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD .................... $ 9.66     $14.65     $12.03     $12.32       $11.67     $16.69     $14.77     $11.34
                                           ------     ------     ------     ------       ------     ------     ------     ------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment loss ......................  (0.11)     (0.19)     (0.32)     (0.02)       (0.23)     (0.27)     (0.27)     (0.04)
Net realized and unrealized
  gain (loss) on investments .............   1.17      (3.41)      2.94      (0.27)        0.88      (3.12)      3.06       0.57
                                           ------     ------     ------     ------       ------     ------     ------     ------
TOTAL FROM INVESTMENT OPERATIONS .........   1.06      (3.60)      2.62      (0.29)        0.65      (3.39)      2.79       0.53
                                           ------     ------     ------     ------       ------     ------     ------     ------
LESS DISTRIBUTIONS:
Distributions from net
  realized capital gain ..................     --      (1.39)        --         --           --      (1.63)     (0.87)        --
                                           ------     ------     ------     ------       ------     ------     ------     ------
TOTAL DISTRIBUTIONS ......................     --      (1.39)        --         --           --      (1.63)     (0.87)        --
                                           ------     ------     ------     ------       ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD ........... $10.72     $ 9.66     $14.65     $12.03       $12.32     $11.67     $16.69     $11.87
                                           ======     ======     ======     ======       ======     ======     ======     ======
TOTAL RETURN:                               10.97%    (26.63)%    21.78%     (2.35)%       5.57%    (21.94)%    20.32%      4.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) .........................$48,967    $49,821    $94,974   $123,955     $136,173   $263,900   $390,904     $2,926
Ratio of expenses to average net assets ..   2.61%+     2.54%      2.38%      2.52%+       2.38%      2.24%      2.30%      1.23%+
Ratio of net loss to average net assets ..  (2.29)%+   (1.70)%    (2.13)%    (2.39)%+     (1.92)%    (1.82)%    (1.88)%    (0.89)%+
Portfolio turnover rate ..................  50.70%    124.76%    133.44%      5.19%       56.31%     83.90%     97.37%     50.70%(o)

----------
  *  Commencement of offering of shares.
  +  Annualized.
 ++  For the year ended September 30, 1999.
 (o) For the six months ended April 30, 2002.
See Notes to Financial Statements.

BOARD OF DIRECTORS


JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

PAUL C. GUIDONE*1
CHIEF INVESTMENT OFFICER, J. & W. Seligman & Co.
   Incorporated

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development

FRANK A. MCPHERSON 3, 4
DIRECTOR, Conoco Inc.
DIRECTOR, Integris Health

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY+ 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 2, 4
CHAIRMAN ANDCEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Corporation
TRUSTEE, Committee for Economic Development

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICIMutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

----------
* Elected May 16, 2002.
+ Retired May 16, 2002.
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

EXECUTIVE OFFICERS


WILLIAM C. MORRIS        THOMAS G. ROSE          LAWRENCE P. VOGEL
CHAIRMAN                 VICE PRESIDENT          VICE PRESIDENT AND TREASURER

BRIAN T. ZINO            RICK RUVKUN             FRANK J. NASTA
PRESIDENT                VICE PRESIDENT          SECRETARY





FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services
(800) 445-1777      Retirement Plan Services
(212) 682-7600      Outside the United States
(800) 622-4597      24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

WASH SALE -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK and the AICPA AUDIT AND ACCOUNTING GUIDE: AUDITS OF INVESTMENT COMPANIES dated May 1, 2001.

                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                     [LOGO]

                             J.& W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com





THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN FRONTIER FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.



EQF3 4/02                                       [LOGO] PRINTED ON RECYCLED PAPER